UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2024

MINIM, INC.

(Exact name of registrant as

specified in its charter)

Delaware	001-37649	04-2621506
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

848 Elm Street, Manchester, NH 03101

(Address of principal executive offices, including zip code)

(833) 966-4646

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17-CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17-CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	MINM	The Nasdaq Capital Market*

*	Currently suspended.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously stated on Minim Inc.’s (the “Company’s”) Current Report on Form 8-K, dated August 26, 2024, the Company filed for, and on August 20, 2024, was granted a temporary restraining order (“TRO”) by the Supreme Court of the State of New York, Kings County (the “State Court”). The application for the TRO was filed by the Company in order to prohibit The Nasdaq Stock Market (“Nasdaq”) from delisting the Company’s common stock from Nasdaq. The TRO was effective until September 5, 2024. On August 20, 2024, following the State Court’s grant of the TRO, Nasdaq removed the case to federal court.

On September 4, 2024, the U.S. District Court for the Eastern District of New York remanded the case to the State Court. On September 5, 2024, the parties entered into a stipulation which was ordered by the State Court on September 6, 2024, to extend the TRO until September 30, 2024, at which point oral arguments will be heard by the State Court.

This Current Report on Form 8-K (the “8-K”) and other document incorporated by reference into this 8-K contain or may contain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of forward-looking terms such as “anticipates,” “assumes,” “believes,” “can,” “could,” “estimates,” “expects,” “forecasts,” “guides,” “intends,” “is confident that,” “may,” “plans,” “seeks,” “projects,” “targets,” and “would” or the negative of such terms or other variations on such terms or comparable terminology. Such forward-looking statements include, but are not limited to, statements about the benefits of the Plan and our expectations related to it that are not historical facts. Such statements are based upon the current beliefs and expectations of the management of the Company and are subject to risks and uncertainties that could cause the actual outcome to differ materially.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

None.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINIM, INC.

Date: September 9, 2024	By:	/s/ David Lazar
David Lazar
Chief Executive Officer

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